Exhibit 99.1

Lantronix Reports Results for Third Quarter of Fiscal 2022

•         Third Quarter Net Revenue of $32.3 Million, up 89 Percent Year-Over-Year

•         Third Quarter GAAP EPS of ($0.09) vs. ($0.04) in the Prior Year

•         Third Quarter Non-GAAP EPS of $0.08 vs. $0.05 in the Prior Year

•         Raises Full Year Fiscal 2022 Revenue Guidance to a range of $125 Million to $129 Million

IRVINE, Calif., May. 4, 2022 – Lantronix Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for Intelligent IT and Internet of Things (IoT), today reported results for the third quarter of fiscal 2022.

Net revenue totaled $32.3 million, up 89 percent year-over-year and down 4 percent sequentially.

GAAP EPS of ($0.09), compared to ($0.04) in the prior year and ($0.08) in the prior quarter.

Non-GAAP EPS of $0.08, compared to $0.05 in the prior year and $0.10 in the prior quarter.

Business Outlook

While supply chain dynamics remain challenging, the company expects continuing growth in the fourth quarter and is raising its full year fiscal 2022 revenue guidance to a range of $125 million to $129 million, representing growth of approximately 75 percent to 80 percent year-over-year. After adjusting share count following the first full quarter after the company’s second quarter capital raise, Lantronix now expects non-GAAP EPS in the range of $0.31 to $0.37 cents per share, up approximately 64 percent to 95 percent year-over-year.

Conference Call and Webcast

Lantronix will host an investor conference call and audio webcast on Wednesday, May 4, 2022, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time), to discuss its results for the third quarter of fiscal 2022 that ended March 31, 2022. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q3 FY 2022 call. The webcast will be available simultaneously via the investor relations section of the Company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Wednesday, May 4, 2022, at the Lantronix website. A telephonic replay will also be available through May 11, 2022, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) and entering passcode 9393049.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

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Lantronix enables its customers to accelerate time to market and increase operational up-time and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications. For more information, visit the Lantronix website.

Learn more at the Lantronix blog, which features industry discussion and updates. Follow Lantronix on Twitter, view our YouTube video library or connect with us on LinkedIn.

References in this Report to “fiscal 2021” refer to the fiscal year ended June 30, 2021, and references to “fiscal 2022” refer to the fiscal year ending June 30, 2022.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for fiscal 2022. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to successfully convert our backlog and current demand; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to the COVID-19 pandemic, the war between Ukraine and Russia or other causes; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of that report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2022 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	June 30,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$22,782	$9,739
Accounts receivable, net	23,189	13,515
Inventories, net	33,166	15,059
Contract manufacturers' receivables	2,028	1,960
Prepaid expenses and other current assets	3,995	2,880
Total current assets	85,160	43,153
Property and equipment, net	2,333	1,577
Goodwill	18,757	15,810
Purchased intangible assets, net	16,037	9,355
Lease right-of-use assets	8,360	2,431
Other assets	332	240
Total assets	$130,979	$72,566

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$15,510	$9,122
Accrued payroll and related expenses	3,690	4,942
Current portion of long-term debt, net	1,671	1,472
Other current liabilities	12,468	7,328
Total current liabilities	33,339	22,864
Long-term debt, net	14,691	2,210
Other non-current liabilities	7,920	1,396
Total liabilities	55,950	26,470

Commitments and contingencies

Stockholders' equity:
Common stock	3	3
Additional paid-in capital	286,686	249,885
Accumulated deficit	(212,031)	(204,163)
Accumulated other comprehensive income	371	371
Total stockholders' equity	75,029	46,096
Total liabilities and stockholders' equity	$130,979	$72,566

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2022	2021	2021	2022	2021
Net revenue	$32,324	$33,681	$17,108	$93,710	$50,839
Cost of revenue	18,708	19,241	9,390	53,191	27,886
Gross profit	13,616	14,440	7,718	40,519	22,953
Operating expenses:
Selling, general and administrative	8,326	8,935	4,995	25,167	14,747
Research and development	4,483	4,310	2,519	12,834	7,540
Restructuring, severance and related charges	51	167	120	760	349
Acquisition-related costs	154	68	178	763	178
Fair value remeasurement of earnout consideration	1,203	1,259	–	2,462	–
Amortization of purchased intangible assets	1,479	1,440	754	4,112	2,515
Total operating expenses	15,696	16,179	8,566	46,098	25,329
Loss from operations	(2,080)	(1,739)	(848)	(5,579)	(2,376)
Interest expense, net	(303)	(595)	(77)	(1,277)	(244)
Loss on extinguishment of debt	(764)	–	–	(764)	–
Other income (expense), net	32	45	(224)	(25)	(183)
Loss before income taxes	(3,115)	(2,289)	(1,149)	(7,645)	(2,803)
Provision for income taxes	75	106	38	223	145
Net loss	$(3,190)	$(2,395)	$(1,187)	$(7,868)	$(2,948)
Net loss per share - basic and diluted	$(0.09)	$(0.08)	$(0.04)	$(0.25)	$(0.10)
Weighted-average common shares - basic and diluted	34,695	31,848	28,819	31,925	28,617

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	March 31,	December 31,	March 31,	March 31,
	2022	2021	2021	2022	2021

GAAP net loss	$(3,190)	$(2,395)	$(1,187)	$(7,868)	$(2,948)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	80	100	70	280	212
Employer portion of withholding taxes on stock grants	1	7	3	9	3
Amortization of manufacturing profit in acquired inventory	–	200	–	380	7
Depreciation and amortization	161	128	170	425	528
Total adjustments to cost of revenue	242	435	243	1,094	750
Selling, general and administrative:
Share-based compensation	1,264	1,178	803	3,568	1,919
Employer portion of withholding taxes on stock grants	25	91	19	129	30
Depreciation and amortization	78	75	38	220	130
Total adjustments to selling, general and administrative	1,367	1,344	860	3,917	2,079
Research and development:
Share-based compensation	268	222	170	745	405
Employer portion of withholding taxes on stock grants	10	10	5	28	13
Depreciation and amortization	79	74	57	224	140
Total adjustments to research and development	357	306	232	997	558
Restructuring, severance and related charges	51	167	120	760	349
Acquisition related costs	154	68	178	763	178
Fair value remeasurement of earnout consideration	1,203	1,259	–	2,462	–
Loss on extinguishment of debt	764	–	–	764	–
Amortization of purchased intangible assets	1,479	1,440	754	4,112	2,515
Total non-GAAP adjustments to operating expenses	5,375	4,584	2,144	13,775	5,679
Interest expense, net	303	595	77	1,277	244
Other (income) expense, net	(32)	(45)	224	25	183
Provision for income taxes	75	106	38	223	145
Total non-GAAP adjustments	5,963	5,675	2,726	16,394	7,001
Non-GAAP net income	$2,773	$3,280	$1,539	$8,526	$4,053

Non-GAAP net income per share - diluted	$0.08	$0.10	$0.05	$0.25	$0.13

Denominator for GAAP net income per share - diluted	34,695	31,848	28,819	31,925	28,617
Non-GAAP adjustment	1,992	2,145	1,700	1,967	1,821
Denominator for non-GAAP net income per share - diluted	36,687	33,993	30,519	33,892	30,438

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Nine Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021	March 31, 2022	March 31, 2021
IoT	$28,587	$28,521	$13,661	$79,939	$41,683
REM	3,614	4,977	3,305	13,357	8,802
Other	123	183	142	414	354
	$32,324	$33,681	$17,108	$93,710	$50,839

	Three Months Ended			Nine Months Ended
	March 31, 2022	December 31, 2021	March 31, 2021	March 31, 2022	March 31, 2021
Americas	$20,448	$20,073	$8,615	$58,748	$27,567
EMEA	5,071	5,751	4,096	15,481	11,475
Asia Pacific Japan	6,805	7,857	4,397	19,481	11,797
	$32,324	$33,681	$17,108	$93,710	$50,839

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